UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 14, 2024
(Date of earliest event reported)

APPLIED DIGITAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Blvd.,	Suite 2100,	Dallas,	TX	75219
(Address of principal executive offices)				(Zip Code)
214-427-1704
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
o    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
o    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. o
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

Item 1.01. Entry Into a Material Definitive Agreement.
Purchase and Sale Agreement
On March 14, 2024, APLD – Rattlesnake Den I LLC (“Rattlesnake Den I”), a Delaware limited liability company and a subsidiary of Applied Digital Corporation, a Nevada corporation (the “Company”), entered into a purchase and sale agreement (the “Purchase and Sale Agreement”) with Mara Garden City LLC (“Mara Garden City”), a Delaware limited liability company and a subsidiary of Marathon Digital Holdings, Inc. (“Marathon”), pursuant to which Rattlesnake Den I agreed to sell to Mara Garden City (the “Transaction”) its data center facility located in Garden City, Texas (the “Facility”) consisting of the ground leasehold estate and interest held under the Ground Lease dated April 13, 2022 between Rattlesnake Den I, as tenant, and EDB, Ltd., a Texas limited liability company, as landlord (the “Ground Lease”), related to approximately 50 acres in Glasscock County, Texas and related tangible and intangible property and improvements (together with the Ground Lease, the “Property”). Marathon is a current user of the Facility and a customer of the Company.
The Purchase and Sale Agreement provides that the Property will be sold to Mara Garden City for a purchase price of $87,328,675.00 (the “Purchase Price”) The Company is also receiving $9,971,235 in additional consideration at the closing of the Transaction (the “Closing”) in connection with the surrender of Marathon’s security deposits under its existing agreements with the Company. Pursuant to the terms of the Purchase and Sale Agreement, Mara Garden City paid an earnest money deposit of $25,000,000.00 directly to Rattlesnake Den I, which is refundable if the Purchase and Sale Agreement is terminated prior to Closing (in accordance with customary earnest money deposit provisions set forth in the Purchase and Sale Agreement).
The Purchase and Sale Agreement contains customary representations and warranties made by the parties, customary covenants and agreements, and customary Closing conditions and post-Closing obligations. In addition, in the event the full intended additional megawatt energization for the Facility is not conditionally approved by the applicable regulatory authority within 120 days of the Closing, the Purchase Price is subject to a reduction of up to $34,000,000, depending on the amount of the conditionally approved additional megawatt energization. Mara Garden City has the right to terminate the Purchase and Sale Agreement in the event it discovers a material and adverse issue with the Property prior to March 31, 2024, or in the event of a title defect that is not cured by Rattlesnake Den I prior to Closing. There can be no assurance that the Closing conditions for the sale of the Property will be satisfied.
The foregoing description of the Purchase and Sale Agreement is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated in its entirety herein by reference. The representations, warranties and covenants contained in the Purchase and Sale Agreement were made only for purposes of such agreement and as of a specific date, are solely for the benefit of the parties to the Purchase and Sale Agreement and may be subject to limitations agreed upon by the contracting parties.
Item 8.01. Other Events
On March 15, 2024, the Company issued a press release announcing the Transaction. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and the closing of the transaction described herein. These statements use words, and variations of words, such as “continue,” “build,” “future,” “increase,” “drive,” “believe,” “look,” “ahead,” “confident,” “deliver,” “outlook,” “expect,” “project” and “predict.” Other examples of forward-looking statements may include, but are not limited to, (i) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (ii) statements of future economic performance and (iii) statements of assumptions underlying other statements and statements about the Company or its business. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. These risks, uncertainties, and other factors include: decline in demand for our products and services; the volatility of the crypto asset industry; the inability to comply with developments and changes in regulation; cash flow and access to capital; and maintenance of third party relationships. Information in this release is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.
Item 9.01. Financial Statements and Exhibits
EXHIBIT INDEX

Exhibit No.	Description

10.1†	Purchase and Sale Agreement, dated March 14, 2024, by and between APLD – Rattlesnake Den I LLC and Mara Garden City LLC
99.1	Press Release, dated March 15, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 1.01, Instruction 4 of Form 8-K. The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:	March 15, 2024	By:	/s/ David Rench
		Name:	David Rench
		Title:	Chief Financial Officer